Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2005 Fund
December 31, 2023
AFF5-NPRT3-0224
1.811311.119
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.38% 1/25/24 to 2/29/24 (b) (Cost $179,262)	180,000	179,291

Domestic Equity Funds - 7.0%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	60,061	932,146
Fidelity Advisor Series Growth Opportunities Fund (c)	51,168	656,485
Fidelity Advisor Series Small Cap Fund (c)	27,967	339,520
Fidelity Series All-Sector Equity Fund (c)	28,711	309,216
Fidelity Series Commodity Strategy Fund (c)	6,990	647,458
Fidelity Series Large Cap Stock Fund (c)	63,984	1,250,244
Fidelity Series Large Cap Value Index Fund (c)	8,361	123,071
Fidelity Series Opportunistic Insights Fund (c)	39,230	739,870
Fidelity Series Small Cap Core Fund (c)	220	2,475
Fidelity Series Small Cap Opportunities Fund (c)	29,887	415,423
Fidelity Series Stock Selector Large Cap Value Fund (c)	55,594	726,058
Fidelity Series Value Discovery Fund (c)	50,070	745,037
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,009,806)		6,887,003

International Equity Funds - 13.2%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	42,538	624,890
Fidelity Series Emerging Markets Fund (c)	134,793	1,140,350
Fidelity Series Emerging Markets Opportunities Fund (c)	256,951	4,452,957
Fidelity Series International Growth Fund (c)	101,900	1,745,550
Fidelity Series International Small Cap Fund (c)	86,535	1,467,636
Fidelity Series International Value Fund (c)	149,718	1,747,215
Fidelity Series Overseas Fund (c)	134,491	1,744,342
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $9,484,946)		12,922,940

Bond Funds - 68.2%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,046,555	19,380,874
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	12,699	97,274
Fidelity Series Emerging Markets Debt Fund (c)	65,917	510,859
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	18,031	168,952
Fidelity Series Floating Rate High Income Fund (c)	10,399	93,905
Fidelity Series High Income Fund (c)	62,958	529,479
Fidelity Series International Credit Fund (c)	14,489	115,623
Fidelity Series International Developed Markets Bond Index Fund (c)	433,047	3,784,834
Fidelity Series Investment Grade Bond Fund (c)	3,802,877	38,409,059
Fidelity Series Long-Term Treasury Bond Index Fund (c)	617,792	3,620,259
Fidelity Series Real Estate Income Fund (c)	10,252	97,293
TOTAL BOND FUNDS (Cost $71,738,342)		66,808,411

Short-Term Funds - 11.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	268,823	268,877
Fidelity Series Government Money Market Fund 5.43% (c)(e)	9,068,085	9,068,085
Fidelity Series Short-Term Credit Fund (c)	190,148	1,872,962
TOTAL SHORT-TERM FUNDS (Cost $11,218,259)		11,209,924

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $97,630,615)	98,007,569
NET OTHER ASSETS (LIABILITIES) - 0.0%	(4,245)
NET ASSETS - 100.0%	98,003,324

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	20	Mar 2024	2,257,813	73,150	73,150
CBOT 5-Year U.S. Treasury Note Contracts (United States)	31	Mar 2024	3,371,977	75,180	75,180
CBOT Long Term U.S. Treasury Bond Contracts (United States)	4	Mar 2024	499,750	36,241	36,241

TOTAL PURCHASED					184,571

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	3	Mar 2024	723,000	(24,004)	(24,004)
ICE MSCI Emerging Markets Index Contracts (United States)	16	Mar 2024	826,960	(36,611)	(36,611)

TOTAL SOLD					(60,615)

TOTAL FUTURES CONTRACTS					123,956
The notional amount of futures purchased as a percentage of Net Assets is 6.2%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $179,291.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	201,715	1,143,170	1,076,008	6,918	-	-	268,877	0.0%
Total	201,715	1,143,170	1,076,008	6,918	-	-	268,877

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	1,001,857	216,333	445,868	50,370	86,922	72,902	932,146
Fidelity Advisor Series Growth Opportunities Fund	708,486	135,752	358,729	2,222	17,995	152,981	656,485
Fidelity Advisor Series Small Cap Fund	395,124	72,140	162,054	13,572	14,506	19,804	339,520
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	20,261,300	3,886,369	4,728,403	471,252	(130,837)	92,445	19,380,874
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	379,492	22,845	291,383	3,228	(42,247)	28,567	97,274
Fidelity Series All-Sector Equity Fund	362,182	46,942	145,710	14,699	5,886	39,916	309,216
Fidelity Series Canada Fund	842,093	118,466	382,555	20,911	72,119	(25,233)	624,890
Fidelity Series Commodity Strategy Fund	724,034	145,272	178,316	30,135	(159,503)	115,971	647,458
Fidelity Series Emerging Markets Debt Fund	536,121	77,664	129,579	24,975	(26,311)	52,964	510,859
Fidelity Series Emerging Markets Debt Local Currency Fund	181,418	26,218	43,465	8,281	(3,864)	8,645	168,952
Fidelity Series Emerging Markets Fund	843,051	457,915	205,979	27,428	(27,221)	72,584	1,140,350
Fidelity Series Emerging Markets Opportunities Fund	5,374,355	490,325	1,679,366	126,637	158,002	109,641	4,452,957
Fidelity Series Floating Rate High Income Fund	103,352	17,278	28,606	7,384	(643)	2,524	93,905
Fidelity Series Government Money Market Fund 5.43%	9,261,335	2,172,492	2,365,742	358,657	-	-	9,068,085
Fidelity Series High Income Fund	554,197	79,671	118,602	26,246	(11,918)	26,131	529,479
Fidelity Series International Credit Fund	108,538	4,147	-	4,146	-	2,938	115,623
Fidelity Series International Developed Markets Bond Index Fund	4,063,860	561,558	853,038	148,302	(69,995)	82,449	3,784,834
Fidelity Series International Growth Fund	2,224,950	295,942	909,396	22,722	254,234	(120,180)	1,745,550
Fidelity Series International Small Cap Fund	609,365	1,059,352	385,471	53,409	58,935	125,455	1,467,636
Fidelity Series International Value Fund	2,217,062	279,101	927,653	56,579	143,129	35,576	1,747,215
Fidelity Series Investment Grade Bond Fund	40,714,214	5,874,299	8,136,081	1,211,446	(687,147)	643,774	38,409,059
Fidelity Series Large Cap Stock Fund	1,449,446	209,991	551,914	68,484	153,455	(10,734)	1,250,244
Fidelity Series Large Cap Value Index Fund	152,314	19,992	57,545	5,032	11,819	(3,509)	123,071
Fidelity Series Long-Term Treasury Bond Index Fund	3,964,115	871,063	1,003,643	89,797	(124,866)	(86,410)	3,620,259
Fidelity Series Opportunistic Insights Fund	863,930	85,063	362,332	7,671	107,598	45,611	739,870
Fidelity Series Overseas Fund	2,222,927	285,031	894,119	28,902	111,858	18,645	1,744,342
Fidelity Series Real Estate Income Fund	173,905	31,043	108,941	7,183	(4,246)	5,532	97,293
Fidelity Series Short-Term Credit Fund	2,047,611	261,672	474,589	42,859	(8,889)	47,157	1,872,962
Fidelity Series Small Cap Core Fund	-	3,194	1,107	44	69	319	2,475
Fidelity Series Small Cap Opportunities Fund	484,617	68,900	198,107	4,525	63,854	(3,841)	415,423
Fidelity Series Stock Selector Large Cap Value Fund	909,544	114,272	366,476	33,777	36,724	31,994	726,058
Fidelity Series Value Discovery Fund	929,343	127,105	342,922	34,924	66,760	(35,249)	745,037
	104,664,138	18,117,407	26,837,691	3,005,799	66,178	1,549,369	97,559,401

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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